                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        Date of Report - October 25, 2004
                        ---------------------------------
                        (Date of Earliest Event Reported)



                                POPULAR ABS, INC.
          ------------------------------------------------------------
          (as depositor under a certain Pooling and Servicing Agreement dated as of December 31, 2003, providing for the issuance of
               Mortgage Pass-Through Certificates, Series 2004-1)
             (Exact Name of Registrant as specified in its charter)



        Delaware                  333-104580-03              52-2029487
------------------------     ---------------------     -----------------------
(State of Incorporation)     (Commission File No.)     (IRS Employer I.D. No.)

     103 Springer Building, 3411 Silverside Road, Wilmington, Delaware 19803
     -----------------------------------------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code: (302) 478-6160

Item 8.01.        Other Events.
------------------------------

                  Attached hereto as Annex A is a copy of the Statement to Certificateholders sent to Class AF-1, AF-2, AF-3, AF-4, AF-5, AF-6, AV-1, AV-2, M-1, M-2, M-3, M-4, B-1 and B-2 Certificateholders with respect to the October 25, 2004 Distribution Date.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          POPULAR ABS, INC.



                                          By: / James H. Jenkins /
                                              ---------------------------------
                                              James H. Jenkins,
                                              Executive Vice President and CFO





Dated: October 28, 2004

                                                                         Annex A

                                                                                                                       Page 1 of 8

------------------------------------------------------------------------------------------------------------------------------------
                                    EQUITY ONE MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-1

                                                   STATEMENT TO CERTIFICATEHOLDERS

                                                         OCTOBER 25, 2004
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                       DISTRIBUTION IN DOLLARS
------------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL        BEGINNING                                                                                   ENDING
              FACE           PRINCIPAL                                                      REALIZED     DEFERRED      PRINCIPAL
  CLASS       VALUE          BALANCE          PRINCIPAL      INTEREST         TOTAL          LOSSES      INTEREST       BALANCE
------------------------------------------------------------------------------------------------------------------------------------
   AF1    205,000,000.00  122,276,571.90    15,873,053.20    189,176.16    16,062,229.36      0.00         0.00      106,403,518.70
   AF2     91,000,000.00   91,000,000.00             0.00    188,062.18       188,062.18      0.00         0.00       91,000,000.00
   AF3     82,000,000.00   82,000,000.00             0.00    208,600.91       208,600.91      0.00         0.00       82,000,000.00
   AF4     55,500,000.00   55,500,000.00             0.00    191,542.60       191,542.60      0.00         0.00       55,500,000.00
   AF5     30,350,000.00   30,350,000.00             0.00    129,185.24       129,185.24      0.00         0.00       30,350,000.00
   AF6     30,000,000.00   30,000,000.00             0.00    105,080.12       105,080.12      0.00         0.00       30,000,000.00
   AV1    124,300,000.00  101,245,483.03     4,283,748.13    168,445.54     4,452,193.67      0.00         0.00       96,961,734.90
   AV2    124,350,000.00   99,295,598.07     5,862,294.34    165,201.45     6,027,495.79      0.00         0.00       93,433,303.73
   M1      58,500,000.00   58,500,000.00             0.00    230,001.76       230,001.76      0.00         0.00       58,500,000.00
   M2      49,500,000.00   49,500,000.00             0.00    210,903.67       210,903.67      0.00         0.00       49,500,000.00
   M3      13,500,000.00   13,500,000.00             0.00     59,149.74        59,149.74      0.00         0.00       13,500,000.00
   M4      13,500,000.00   13,500,000.00             0.00     60,836.52        60,836.52      0.00         0.00       13,500,000.00
   B1      11,250,000.00   11,250,000.00             0.00     29,649.84        29,649.84      0.00         0.00       11,250,000.00
   B2      11,250,000.00   11,250,000.00             0.00     35,772.22        35,772.22      0.00         0.00       11,250,000.00
   R                0.00            0.00             0.00          0.00             0.00      0.00         0.00                0.00
------------------------------------------------------------------------------------------------------------------------------------
 TOTALS   900,000,000.00  769,167,653.00    26,019,095.67  1,971,607.95    27,990,703.62      0.00         0.00      743,148,557.33
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
   X      900,000,000.00  791,731,672.92             0.00     36,865.67        36,865.67      0.00         0.00      768,235,459.48
------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------   -----------------------
                                FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                  PASS-THROUGH RATES
----------------------------------------------------------------------------------------------------------   -----------------------
                                                                                                                          CURRENT
                             BEGINNING                                                          ENDING                   PASS-THRU
  CLASS     CUSIP            PRINCIPAL        PRINCIPAL      INTEREST          TOTAL          PRINCIPAL       CLASS         RATE
----------------------------------------------------------------------------------------------------------   -----------------------
   AF1    294751DM1         596.47108244      77.42952780    0.92281054      78.35233834      519.04155463     AF1       1.990000 %
   AF2    294751DN9       1,000.00000000       0.00000000    2.06661736       2.06661736    1,000.00000000     AF2       2.481000 %
   AF3    294751DP4       1,000.00000000       0.00000000    2.54391354       2.54391354    1,000.00000000     AF3       3.054000 %
   AF4    294751DQ2       1,000.00000000       0.00000000    3.45121802       3.45121802    1,000.00000000     AF4       4.145000 %
   AF5    294751DR0       1,000.00000000       0.00000000    4.25651532       4.25651532    1,000.00000000     AF5       5.110000 %
   AF6    294751DS8       1,000.00000000       0.00000000    3.50267067       3.50267067    1,000.00000000     AF6       4.205000 %
   AV1    294751DT6         814.52520539      34.46297772    1.35515318      35.81813089      780.06222767     AV1       2.140000 %
   AV2    294751DU3         798.51707334      47.14350092    1.32851990      48.47202083      751.37357242     AV2       2.140000 %
   M1     294751DV1       1,000.00000000       0.00000000    3.93165402       3.93165402    1,000.00000000      M1       4.720000 %
   M2     294751DW9       1,000.00000000       0.00000000    4.26068020       4.26068020    1,000.00000000      M2       5.115000 %
   M3     294751DX7       1,000.00000000       0.00000000    4.38146222       4.38146222    1,000.00000000      M3       5.260000 %
   M4     294751DY5       1,000.00000000       0.00000000    4.50640889       4.50640889    1,000.00000000      M4       5.410000 %
   B1     294751DZ2       1,000.00000000       0.00000000    2.63554133       2.63554133    1,000.00000000      B1       3.390000 %
   B2     294751EA6       1,000.00000000       0.00000000    3.17975289       3.17975289    1,000.00000000      B2       4.090000 %
----------------------------------------------------------------------------------------------------------   -----------------------
 TOTALS                     854.63072556      28.91010630    2.19067550      31.10078180      825.72061926
----------------------------------------------------------------------------------------------------------   -----------------------
----------------------------------------------------------------------------------------------------------   -----------------------
   X         N/A            879.70185880       0.00000000    0.04096186       0.04096186      853.59495498      X        0.055876 %
----------------------------------------------------------------------------------------------------------   -----------------------

--------------------------------------------------------------------------------
           IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT,
                 PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                   RYAN VAUGHN
              JPMorgan Chase Bank - Structured Finance Services NY
                             4 NEW YORK PLAZA FLR 6,
                            New York, New York 10004
                    Tel: (212) 623-4484 / Fax: (212) 623-5930
                        Email: Ryan.M.Vaughn@JPMorgan.com
--------------------------------------------------------------------------------
[graphic]
JPMORGAN         COPYRIGHT (C) 2001 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.

                                                                                          Page 2 of 8
-----------------------------------------------------------------------------------------------------
                     EQUITY ONE MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-1

                                           OCTOBER 25, 2004
-----------------------------------------------------------------------------------------------------
Sec. 4.03(a)(i)           Funds Allocable to Certificate Principal

                                       Group I Scheduled Principal                         614,095.06
                                       Group I Curtailments                                 27,726.76
                                       Group I Prepayments                              13,692,137.00
                                       Group I Repurchases                                       0.00
                                       Group I Liquidation Proceeds                              0.00

                                       Group II-A Scheduled Principal                       88,490.00
                                       Group II-A Curtailments                                 528.86
                                       Group II-A Prepayments                            3,779,365.41
                                       Group II-A Repurchases                                    0.00
                                       Group II-A Liquidation Proceeds                           0.00

                                       Group II-B Scheduled Principal                       89,645.55
                                       Group II-B Curtailments                               4,339.70
                                       Group II-B Prepayments                            5,199,885.10
                                       Group II-B Repurchases                                    0.00
                                       Group II-B Liquidation Proceeds                           0.00

                                       Extra Principal Distribution Amount               2,522,882.24

Sec. 4.03 (a)(ii)         Interest Distribution Amounts

                                       Interest Distribution - AF-1                        189,176.16
                                       Unpaid Interest - AF-1                                    0.00
                                       Remaining Unpaid Interest - AF-1                          0.00

                                       Interest Distribution - AF-2                        188,062.18
                                       Unpaid Interest - AF-2                                    0.00
                                       Remaining Unpaid Interest - AF-2                          0.00

                                       Interest Distribution - AF-3                        208,600.91
                                       Unpaid Interest - AF-3                                    0.00
                                       Remaining Unpaid Interest - AF-3                          0.00

                                       Interest Distribution - AF-4                        191,542.60
                                       Unpaid Interest - AF-4                                    0.00
                                       Remaining Unpaid Interest - AF-4                          0.00

                                       Interest Distribution - AF-5                        129,185.24
                                       Unpaid Interest - AF-5                                    0.00
                                       Remaining Unpaid Interest - AF-5                          0.00

                                       Interest Distribution - AF-6                        105,080.12
                                       Unpaid Interest - AF-6                                    0.00
                                       Remaining Unpaid Interest - AF-6                          0.00

                                       Interest Distribution - AV-1                        168,445.54

[graphic]
JPMORGAN         COPYRIGHT (C) 2001 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.

                                                                                          Page 3 of 8
-----------------------------------------------------------------------------------------------------
                     EQUITY ONE MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-1

                                           OCTOBER 25, 2004
-----------------------------------------------------------------------------------------------------
                                       Unpaid Interest - AV-1                                    0.00
                                       Remaining Unpaid Interest - AV-1                          0.00

                                       Interest Distribution - AV-2                        165,201.45
                                       Unpaid Interest - AV-2                                    0.00
                                       Remaining Unpaid Interest - AV-2                          0.00

                                       Interest Distribution - M-1                         230,001.76
                                       Unpaid Interest - M-1                                     0.00
                                       Remaining Unpaid Interest - M-1                           0.00

                                       Interest Distribution - M-2                         210,903.67
                                       Unpaid Interest - M-2                                     0.00
                                       Remaining Unpaid Interest - M-2                           0.00

                                       Interest Distribution - M-3                          59,149.74
                                       Unpaid Interest - M-3                                     0.00
                                       Remaining Unpaid Interest - M-3                           0.00

                                       Interest Distribution - M-4                          60,836.52
                                       Unpaid Interest - M-4                                     0.00
                                       Remaining Unpaid Interest - M-4                           0.00

                                       Interest Distribution - B-1                          29,649.84
                                       Unpaid Interest - B-1                                     0.00
                                       Remaining Unpaid Interest - B-1                           0.00

                                       Interest Distribution - B-2                          35,772.22
                                       Unpaid Interest - B-2                                     0.00
                                       Remaining Unpaid Interest - B-2                           0.00

                          Interest Reductions

                                       Net Prepayment Interest Shortfalls                        0.00
                                       Relief Act Reductions                                   923.93

                                       Class AF-1 Interest Reduction                            80.80
                                       Class AF-2 Interest Reduction                            80.32
                                       Class AF-3 Interest Reduction                            89.09
                                       Class AF-5 Interest Reduction                            55.18
                                       Class AF-4 Interest Reduction                           163.65
                                       Class AF-6 Interest Reduction                            44.88
                                       Class AV-1 Interest Reduction                            71.94
                                       Class AV-2 Interest Reduction                            70.56
                                       Class M-1 Interest Reduction                             98.24
                                       Class M-2 Interest Reduction                             90.08
                                       Class M-3 Interest Reduction                             25.26
                                       Class M-4 Interest Reduction                             25.98
                                       Class B-1 Interest Reduction                             12.66
                                       Class B-2 Interest Reduction                             15.28

[graphic]
JPMORGAN         COPYRIGHT (C) 2001 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.

                                                                                                            Page 4 of 8

-----------------------------------------------------------------------------------------------------------------------
                              EQUITY ONE MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-1

                                                    OCTOBER 25, 2004
-----------------------------------------------------------------------------------------------------------------------
Sec. 4.03(a)(iii)         Available Funds Shortfall

                                       Class AF-1 Available Funds Shortfall                                        0.00
                                       Class AF-2 Available Funds Shortfall                                        0.00
                                       Class AF-3 Available Funds Shortfall                                        0.00
                                       Class AF-4 Available Funds Shortfall                                        0.00
                                       Class AF-5 Available Funds Shortfall                                        0.00
                                       Class AF-6 Available Funds Shortfall                                        0.00
                                       Class AV-1 Available Funds Shortfall                                        0.00
                                       Class AV-2 Available Funds Shortfall                                        0.00
                                       Class M-1 Available Funds Shortfall                                         0.00
                                       Class M-2 Available Funds Shortfall                                         0.00
                                       Class M-3 Available Funds Shortfall                                         0.00
                                       Class M-4 Available Funds Shortfall                                         0.00
                                       Class B-1 Available Funds Shortfall                                         0.00
                                       Class B-2 Available Funds Shortfall                                         0.00

Sec. 4.03(a)(v)           Pool Principal Balances

                                       Group I Beginning Pool Balance                                    582,831,589.93
                                       Group I Ending Pool Balance                                       568,497,631.11
                                       Group II-A Beginning Pool Balance                                 105,118,302.68
                                       Group II-A Ending Pool Balance                                    101,249,918.41
                                       Group II-B Beginning Pool Balance                                 103,781,780.31
                                       Group II-B Ending Pool Balance                                     98,487,909.96
                                       Total Beginning Pool Balance                                      791,731,672.92
                                       Total Ending Pool Balance                                         768,235,459.48

Sec. 4.03(a)(vi)          Servicing Fee

                                       Group I Servicing Fee                                                 242,846.50
                                       Group II-A Servicing Fee                                               43,799.29
                                       Group II-B Servicing Fee                                               43,242.41

Sec. 4.03(a)(viii)        Delinquency Advances

                                       Group I Delinquency Advances Included in Current Distribution         119,324.89
                                       Group I Recouped Advances Included in Current Distribution                  0.00
                                       Group I Recouped Advances From Liquidations                                 0.00
                                       Group I Aggregate Amount of Advances Outstanding                      119,324.89

                                       Group II-A Delinquency Advances Included in Current Distribution       25,234.05
                                       Group II-A Recouped Advances Included in Current Distribution               0.00
                                       Group II-A Recouped Advances From Liquidations                              0.00
                                       Group II-A Aggregate Amount of Advances Outstanding                    29,734.72

                                       Group II-B Delinquency Advances Included in Current Distribution            0.00
                                       Group II-B Recouped Advances Included in Current Distribution               0.00
                                       Group II-B Recouped Advances From Liquidations                              0.00
                                       Group II-B Aggregate Amount of Advances Outstanding                         0.00

[graphic]
JPMORGAN         COPYRIGHT (C) 2001 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.

--------------------------------------------------------------------------------
              EQUITY ONE MORTGAGE PASS-THROUGH CERTIFICATES, SERIES

                             2004-1 OCTOBER 25, 2004
--------------------------------------------------------------------------------

Section 4.03(a)(ix) A    Group I, Group II-A, and Group II-B Loans Delinquent

                          ------------------------------------------------------
                                              Group 1
                          ------------------------------------------------------
                             Period      Number   Principal Balance   Percentage
                          ------------------------------------------------------
                            0-30 days     432       57,204,794.28       10.06 %
                          ------------------------------------------------------
                           31-60 days      74        8,385,509.30        1.48 %
                          ------------------------------------------------------
                           61-90 days      23        2,712,370.54        0.48 %
                          ------------------------------------------------------
                            91+days        13        1,194,568.17        0.21 %
                          ------------------------------------------------------
                             Total        542       69,497,242.29       12.23 %
                          ------------------------------------------------------

                          ------------------------------------------------------
                                              Group 2
                          ------------------------------------------------------
                             Period      Number   Principal Balance   Percentage
                          ------------------------------------------------------
                            0-30 days      74        9,610,485.79        9.49 %
                          ------------------------------------------------------
                           31-60 days      11        1,596,149.50        1.58 %
                          ------------------------------------------------------
                           61-90 days       3          374,435.36        0.37 %
                          ------------------------------------------------------
                            91+days         6          894,568.84        0.88 %
                          ------------------------------------------------------
                             Total         94       12,475,639.49       12.32 %
                          ------------------------------------------------------

                          ------------------------------------------------------
                                              Group 3
                          ------------------------------------------------------
                             Period      Number   Principal Balance   Percentage
                          ------------------------------------------------------
                            0-30 days      57        7,308,525.79        7.42 %
                          ------------------------------------------------------
                           31-60 days       7          848,021.05        0.86 %
                          ------------------------------------------------------
                           61-90 days       5          550,422.12        0.56 %
                          ------------------------------------------------------
                            91+days         1          112,259.82        0.11 %
                          ------------------------------------------------------
                             Total         70        8,819,228.78        8.95 %
                          ------------------------------------------------------

Sec. 4.03 (a)(ix) B     Group I, Group II-A, and Group II-B Loans in Foreclosure

                          ------------------------------------------------------
                                                 Group 1
                          ------------------------------------------------------
                                Number      Principal Balance       Percentage
                          ------------------------------------------------------
                                    31           3,768,596.88           0.66 %
                          ------------------------------------------------------
                          ------------------------------------------------------
                                                 Group 2
                          ------------------------------------------------------
                                Number      Principal Balance       Percentage
                          ------------------------------------------------------
                                    12           1,186,924.72           1.17 %
                          ------------------------------------------------------
                          ------------------------------------------------------
                                                 Group 3
                          ------------------------------------------------------
                                Number      Principal Balance       Percentage
                          ------------------------------------------------------
                                    10           1,124,831.15           1.14 %
                          ------------------------------------------------------

Sec. 4.03(a)(x),(xi)      Group I, Group II-A, and Group II-B Loans in REO
[graphic]
JPMORGAN         COPYRIGHT (C) 2001 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.

--------------------------------------------------------------------------------
          EQUITY ONE MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-1

                                OCTOBER 25, 2004
--------------------------------------------------------------------------------

                          ------------------------------------------------------
                                                 Group 1
                          ------------------------------------------------------
                                Number      Principal Balance       Percentage
                          ------------------------------------------------------
                                     0                   0.00           0.00 %
                          ------------------------------------------------------

                          ------------------------------------------------------
                                                 Group 2
                          ------------------------------------------------------
                                Number      Principal Balance       Percentage
                          ------------------------------------------------------
                                     0                   0.00           0.00 %
                          ------------------------------------------------------

                          ------------------------------------------------------
                                                 Group 3
                          ------------------------------------------------------
                                Number      Principal Balance       Percentage
                          ------------------------------------------------------
                                     0                   0.00           0.00 %
                          ------------------------------------------------------

                          Market Value of Group I REO Loans                 0.00
                          Market Value of Group II-A REO Loans              0.00
                          Market Value of Group II-B REO Loans              0.00

Sec. 4.03(a)(xii)         Aggregate Stated Principal Balance of the Three Largest Loans

                          Group I Three Largest Loans                                    1,467,263.72
                          Group II-A Three Largest Loans                                   971,749.28
                          Group II-B Three Largest Loans                                 1,397,317.72

Sec. 4.03(a)(xiii)        Net WAC Cap Carryover

                          Class AF-1 Net WAC Cap Carryover Amounts Due                           0.00
                          Class AF-1 Net WAC Cap Carryover Amounts Paid                          0.00
                          Class AF-1 Net WAC Cap Carryover Remaining Amounts Due                 0.00
                          Class AV-1 Net WAC Cap Carryover Amounts Due                           0.00
                          Class AV-1 Net WAC Cap Carryover Amounts Paid                          0.00
                          Class AV-1 Net WAC Cap Carryover Remaining Amounts Due                 0.00
                          Class AV-2 Net WAC Cap Carryover Amounts Due                           0.00
                          Class AV-2 Net WAC Cap Carryover Amounts Paid                          0.00
                          Class AV-2 Net WAC Cap Carryover Remaining Amounts Due                 0.00
                          Class B-1 Net WAC Cap Carryover Amounts Due                            0.00
                          Class B-1 Net WAC Cap Carryover Amounts Paid                           0.00
                          Class B-1 Net WAC Cap Carryover Remaining Amounts Due                  0.00
                          Class B-2 Net WAC Cap Carryover Amounts Due                            0.00
                          Class B-2 Net WAC Cap Carryover Amounts Paid                           0.00
                          Class B-2 Net WAC Cap Carryover Remaining Amounts Due                  0.00

Sec. 4.03(a)(xiv)         Aggregate Principal Balance of Balloon Loans
                          with Original Terms <= 36 Months and 60+ Contractually Past Due

                          Group I Aggregate Principal Balance of Balloon Loans                   0.00
                          Group II-A Aggregate Principal Balance of Balloon Loans                0.00
                          Group II-B Aggregate Principal Balance of Balloon Loans                0.00

Sec. 4.03 (a)(xv), (xxii) Realized Losses

[graphic]
JPMORGAN         COPYRIGHT (C) 2001 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.

                                                                                               Page 7 of 8

----------------------------------------------------------------------------------------------------------
                        EQUITY ONE MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-1

                                              OCTOBER 25, 2004
----------------------------------------------------------------------------------------------------------
                                       Group I Current Period Realized Losses                         0.00
                                       Group I Cumulative Realized Losses                             0.00
                                       Group II-A Current Period Realized Losses                      0.00
                                       Group II-A Cumulative Realized Losses                          0.00
                                       Group II-B Current Period Realized Losses                      0.00
                                       Group II-B Cumulative Realized Losses                          0.00

Sec. 4.03 (a)(xvi)        Reserve Fund

                                       Beginning Balance of Reserve Fund                              0.00
                                       Funds Withdrawn From Reserve Fund For Distribution        36,855.79
                                       Funds Deposited to Reserve Fund                           36,855.79
                                       Ending Balance of Reserve Fund                                 0.00

                                       Yield Maintenance Payment for Class AF1                        0.00
                                       Yield Maintenance Payment for Class AV1                   18,426.25
                                       Yield Maintenance Payment for Class AV2                   18,429.54

Sec. 4.03 (a)(xvii)       Number of Loans Repurchased

                                       Group I Number of Loans Repurchased                            0.00
                                       Group II-A Number of Loans Repurchased                         0.00
                                       Group II-B Number of Loans Repurchased                         0.00





[graphic]
JPMORGAN         COPYRIGHT (C) 2001 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.

                                                                                                                     Page 8 of 8

--------------------------------------------------------------------------------------------------------------------------------
                        EQUITY ONE MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-1

                                              OCTOBER 25, 2004
--------------------------------------------------------------------------------------------------------------------------------
Sec. 4.03 (a)(xviii)      Weighted Average Mortgage Rate of Outstanding Loans (as of first day of related Due Period)

                                       Group I Weighted Average Mortgage Rate                                             7.37 %
                                       Group II-A Weighted Average Mortgage Rate                                          7.29 %
                                       Group II-B Weighted Average Mortgage Rate                                          7.16 %

Sec. 4.03 (a)(xix)        Weighted Average Remaining Term of Outstanding Loans

                                       Group I Weighted Average Remaining Term                                            324.00
                                       Group II-A Weighted Average Remaining Term                                         350.00
                                       Group II-B Weighted Average Remaining Term                                         350.00

Sec. 4.03 (a)(xxi),
(xxii), (xxiii)           Overcollateralization Amounts

                                       Overcollateralization Amount                                                25,086,902.16
                                       Overcollateralization Target Amount                                         39,150,000.00
                                       Overcollateralization Release Amount                                                 0.00
                                       Overcollateralization Deficiency Amount                                     14,063,097.84

Sec. 4.03 (a)(xxiv)       Trigger Events

                                       Has a Trigger Event Occurred and is continuing?                                        NO
                                       Cumulative Realized Losses as a percentage of the Original Pool Balance            0.00 %
                                       Senior Enhancement Percentage                                                     20.50 %
                                       Senior Specified Enhancement Percentage                                           43.70 %

Sec. 4.03 (a)(xxv)        60+ Day Delinquent Loans

                                       60+ Day Delinquent Loans as a percentage of the current Pool Balance               1.55 %

Sec. 4.03 (a)(xxvi)       Amount of Funds Collected by Trustee under Yield Maintenance Agreement                       36,855.79

Sec. 4.03 (a)(xxvii)      Pre-Funded Amount                                                                                 0.00

[graphic]
JPMORGAN         COPYRIGHT (C) 2001 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.